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                                                                   EXHIBIT 10.16

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

DAVIS POLK & WARDWELL
450 Lexington Avenue
New York, NY 10017
ATTN:  Bernadette Sullivan
       Legal Assistant

                            CONSENT AND AGREEMENT
                            ---------------------


       1. Reference is made to the Steam Contract dated as of February 27, 1990 (as amended and in effect from time to time, the "Steam Contract"), between Project Orange Associates, L.P. (the "Borrower") and Syracuse University ("Syracuse"), the Lease Agreement dated as of February 27, 1990 (as amended and in effect from time to time, the "Lease"), the Operating Agreement dated as of February 27, 1990 (as amended and in effect from time to time, the "Operating Agreement"), the Easement Agreement dated as of November 1, 1990, the Easement Agreement dated as of November 2, 1990 (collectively as amended and in effect from time to time the "Easement Agreement") between the Borrower and Syracuse. The Steam Contract, the Lease, the Operating Agreement and the Easement Agreement, as the same are modified by this Consent and Agreement, are collectively the "Syracuse Documents." Reference is also made to (i) that certain Indenture dated as of December 6, 1999 (the "Financing Agreement"), among the Borrower, and U.S. Bank Trust National Association ("U.S. Bank Trust"), as trustee for the holders of the Borrowers.% Senior Secured Notes due 2007 (the "Trustee") and together with the holders of such Senior Secured Notes, the "Secured Parties"), and (ii) the Collateral Documents and the other Financing Documents (as such terms are defined in the Financing Agreement). References herein to the "Agent" shall mean U.S. Bank Trust in its capacity as collateral agent under the Collateral Documents and reference herein to the "Issuer" shall mean the City of Syracuse Industrial Development Authority. Anything in the Syracuse Documents to the contrary notwithstanding, the parties agree as follows:

       2. References herein to the Financing Agreement, the Collateral Documents and the other Financing Documents refer to such agreement and documents as the same are modified by this Consent and Agreement and as they may hereafter be supplemented or amended in accordance with their terms.

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Unless otherwise defined herein, all terms used herein which are defined in the
Syracuse Documents shall have their respective meanings set forth therein.

       3. Syracuse hereby acknowledges notice and receipt of the Financing Agreement and the Collateral Documents (other than the Consents), and agrees that the Collateral Documents (other than the Consents) as in force on the date of this Consent and Agreement constitute a "Permitted Mortgage" for purposes of the Syracuse Documents. Syracuse consents to the assignment of the Syracuse Documents to the Agent and the assignment of certain Syracuse Documents to Issuer. Nothing herein shall imply any consent or agreement on the part of Syracuse to subject the estate and interest of Syracuse in the Premises (as defined in the Lease Agreement and as described on Exhibit "A" hereto) or in the Easements (as defined in the Easement Agreement) to any mortgage, security interest, encumbrance or charge. Syracuse has been advised that sales by the Borrower of energy and capacity transacted through the New York Independent System Operator and Power Exchange, constitute sales to a "public utility" for the purposes of Section 2.01(C) of the Steam Contract.

       4. Syracuse will pay all moneys due and to become due to the Borrower under the Syracuse Documents directly to the Agent for deposit in the Project Orange Operating Account, or to such other person or in such other manner as the Agent may from time to time specify in writing to Syracuse.

       5. Except as otherwise expressly provided herein or in any Syracuse Document to which the Agent or any Secured Party shall be or become a party, neither the Agent nor the Secured Parties shall be liable for the performance or observance of any of the obligations or duties of the Borrower under the Syracuse Documents, nor shall any assignment of any Syracuse Document to the Agent or the Secured Parties give rise to any duties or obligations whatsoever on the part of the Agent or the Secured Parties owing to Syracuse except that, insofar as the Agent or the Secured Parties exercise their rights under the Syracuse Documents or the Financing Documents or make any claims with respect to any payments, deliveries or other obligations under the Syracuse Documents, the terms and conditions of the Syracuse Documents applicable to such exercise of rights or such claims shall apply to the Agent and the Secured Parties to the same extent as the Borrower.

       6. The Borrower and Syracuse will not amend, terminate, waive or supplement any Syracuse Document without the prior written consent of the Secured Parties (or such number of percentage of the Secured Parties as may be required under the terms of the Financing Agreement, the Collateral Documents and the other Financing Documents).

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       7.   Syracuse will furnish to the Agent at its address at 100 Wall
Street, Suite 1600, New York, New York 10005, Attention: Corporate Trust Administration, concurrently with the delivery thereof to the Borrower, a copy of each notice or demand delivered by Syracuse to the Borrower under any Syracuse Document.

       8. (a) Syracuse agrees that, notwithstanding any right it may have under any Syracuse Document, it shall not terminate any Syracuse Document unless it shall have given the Agent at least 120 days, prior written notice of its intent to terminate such Syracuse Document and the Agent or the Secured Parties shall not cure within such time period the condition giving rise to such right of termination. Syracuse's right to exercise remedies as a secured creditor against Borrower shall be limited by the provisions of Section 10 hereof.

       If the Secured Parties are prohibited by any process or injunction issued by any court or by reason of any action by any court having jurisdiction of any bankruptcy or insolvency proceedings involving Borrower, from commencing or prosecuting foreclosure or other appropriate proceedings in the nature thereof, the times specified in this subparagraph for commencing or prosecuting such foreclosure or other proceedings shall be extended for the period of such prohibition.

       (b) Syracuse agrees that the provisions of subsection (3) of Section 3.03C of the Steam Contract entitling Syracuse to assume operating control of the Facility under certain circumstances shall not be construed or enforced so as to limit or restrict the exercise of any rights or remedies available to the Agent or the Secured Parties in their capacities as secured creditors under the Financing Documents and the Collateral Documents so long as there exists any default or event of default (as defined under the Financing Agreement or such documents) which permits or with the passage of time or the giving of notice or both would permit the holder of any indebtedness of the Borrower to the Agent or any Secured Party under the Financing Agreement or any of such documents to accelerate the maturity of such indebtedness. Syracuse acknowledges that (i) such rights and remedies of the Agent or the Secured Parties include the rights (in its own name or through an agent, assignee or designee) to take possession of or obtain entry to the Facility, to assume and exercise operating control of the Facility, and to foreclose upon and sell and transfer Borrower's interest in the Facility and the Syracuse Documents, (ii) in so assuming or exercising operating control of the Facility the Agent or the Secured Parties may exclude or prevent Syracuse from assuming or exercising operating control of the Facility, and (iii) the assumption or exercise of operating control of the Facility by the Agent or the

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Secured Parties in the exercise of any of such rights and remedies shall not in and of itself give rise to any liability or obligation to Syracuse on the part of the Agent or the Secured Parties. In the event the Agent or the Secured Parties shall assume or exercise operating control of the Facility as contemplated by clause (ii) above and in so doing shall exclude or prevent Syracuse from assuming or exercising operating control of the Facility, then Syracuse shall be entitled to give written notice to the Agent of its intent to exercise its right of termination of the Steam Contract pursuant to Section 3.03C(2) thereof if reimbursement to Syracuse as required thereunder is not made within eight months after the interruption of service, so that the requirement of prior written notice to the Agent pursuant to subparagraph (a) of this
Section 8 shall not extend or delay the passage of time required prior to the exercise of such right of termination as set forth in said Section 3.03C(2). Nothing in this Section 8(b) shall be deemed to limit or restrict any of the other rights and remedies available to Syracuse under the Syracuse Documents including, without limitation, the right of Syracuse to assume and exercise operating control of the Existing Plant pursuant to Section 20.02(e) of the Operating Agreement. The Agent and the Secured Parties (or their agent, assignee or designee) shall exercise their rights to exclude or prevent Syracuse from assuming or exercising operating control of the Facility by delivering written notice to Syracuse that the Secured Parties intend to exercise their rights under the Collateral Documents and then diligently exercising such rights.

     If Syracuse shall exercise any rights it may have including its rights under Section 3.03(C)(3) of the Steam Contract to assume possession or operating control of the Facility, Syracuse shall use its reasonable efforts to operate the Facility in accordance with the Syracuse Documents and the Power Purchase Contract (as defined in the Financing Agreement) and not knowingly operate the Facility so that its net electrical output exceeds 75 megawatts.

     (c) If a default under any Syracuse Document is of such nature that it cannot practicably be cured without first taking possession of or obtaining entry to the Facility or if such default is of such a nature that it is not susceptible of being cured by the Agent or the Secured Parties then Syracuse shall not be entitled to terminate any Syracuse Document by reason of such default if and so long as the Agent or the Secured Parties (or their agent, assignee or designee) shall proceed diligently to obtain possession of or entry to the Facility pursuant to the rights of the Agent and the Secured Parties under the Financing Documents (including possession or entry by a receiver), and upon obtaining such possession the Agent and the Secured Parties (or their agent, assignee or designee) shall proceed diligently to cure such default if such default is susceptible of being cured by the Agent and the Secured Parties. In the event the Agent or the Secured Parties (or their agent, assignee or designee) elect to perform Borrower's obligations under

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the Syracuse Documents or to enter into new Syracuse Documents as provided in subparagraph 8(f) below, such entity or person shall not have personal liability to Syracuse for the performance of such obligations (other than indemnity claims under Article 5 of the Steam Contract, Article 19 of the Lease and Article 14 of the Operating Agreement) and the sole recourse of Syracuse shall be to the Secured Parties' interests in the Facility and the Collateral (as defined in the Financing Agreement). The Agent and the Secured Parties' determination that a default under the Syracuse Documents is of such a nature that it cannot practicably be cured without first taking possession of or obtaining entry to the Facility shall, if reasonably made in good faith, be binding on Syracuse, the Agent and the Secured Parties (and their agents, assignees or designees).

       (d) Neither the Agent nor the Secured Parties shall be required to continue to proceed to obtain possession or entry, or to continue in possession of the Facility, pursuant to the foregoing subparagraph (c) if and when such default shall be cured. If the Agent, any Secured Party or any nominee, or a purchaser at the foreclosure sale, shall acquire title to the Facility and shall cure all defaults which are susceptible of being cured by the Agent, a Secured Party or such purchaser, as the case may be, then any default of the Borrower which is not susceptible of being cured by the Agent, a Secured Party or such purchaser, as the case may be, shall no longer be deemed to be a default under any Syracuse Document; provided, however, that nothing in this Section 8(d) shall be deemed to be a waiver by Syracuse of any rights or remedies it may have against the Borrower for any such defaults which are not susceptible of cure, subject, however, to the limitations on the exercise of such remedies provided in this Consent and Agreement.

       (e) The Secured Parties may assign their rights and interests and the rights and interests of Borrower under the Syracuse Documents to any purchaser or transferee of the Facility, upon notice to Syracuse, if such purchaser or transferee is reputable and solvent, will not be rendered insolvent by such assumption, and assumes the obligations of Borrower under the Syracuse Documents. Syracuse hereby acknowledges, consents to and shall be bound by any such assignment and assumption which does not by its terms modify the provisions of the Syracuse Documents. Upon such assignment and assumption, the Secured Parties shall be relieved of all obligations arising under the Syracuse Documents after such assignment and assumption. If the purchaser or transferee of Borrower's interest under the Syracuse Documents shall execute and deliver to the Secured Parties a mortgage and/or a security agreement with respect to such purchaser or transferee's interests in the Facility, the Syracuse Documents and the Premises, this Consent and Agreement shall remain in full force and effect, and such new mortgage and or security agreement (if their substantive terms are the

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same as those comprising the Collateral Documents) shall be deemed to be the
Collateral Documents hereunder.

       (f) In the event that any Syracuse Document is rejected by a trustee or debtor-in-possession in any bankruptcy or insolvency proceeding or terminates prior to the date it would otherwise expire, for any reason other than with the consent of the Agent, and if, within ninety (90) days after such rejection or termination, the Secured Parties or their designee(s) shall so request, Syracuse will, upon cure of all defaults under the rejected or terminated Syracuse Documents (other than those no longer deemed to be defaults by virtue of the provisions of Sections 8(c) and 8(d) above), execute and deliver to the Secured Parties or such designee(s), a new Syracuse Document, which shall be for the balance of the remaining term under the original Syracuse Document before giving effect to such rejection or termination and shall contain the same conditions, agreements, terms, provisions and limitations as the original Syracuse Document (except for any requirements which have been fulfilled by Borrower prior to such rejection or termination). References in this Consent and Agreement to any "Syracuse Document" shall be deemed also to refer to such new Syracuse Document.

       (g) Foreclosure of any Collateral Document, or any sale thereunder by the Agent or any Secured Party, whether by judicial proceeding or any power of sale, or any conveyance from the Borrower in lieu thereof, shall not require the consent of Syracuse or constitute a breach of any Syracuse Document. Upon receipt of notice of such foreclosure, sale or conveyance, Syracuse shall recognize the Secured Parties or their transferee, as the case may be, as the party to the relevant Syracuse Document, subject, however, to the assumption by such party of the obligations of the Borrower under the Syracuse Documents and to compliance with the provisions of Section 8(e) above.

       9. The parties hereto acknowledge and agree that the subordination of the user charge (as defined in the Syracuse Documents) is terminated and no longer effective, including without limitation for purposes of Section 5.03 of the Operating Agreement.

       10. Anything herein to the contrary notwithstanding, Syracuse shall not exercise any remedy as a secured creditor (whether at equity or law) without first providing the Agent not less than thirty (30) days prior written notice of its intent to take such action and the reasons therefore, nor shall Syracuse take any such action if the Borrower or the Agent shall provide Syracuse additional security,

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reasonably satisfactory to Syracuse, for the Borrower's obligations under the
University Security Documents (as defined in the Financing Agreement).

       11. Except as otherwise expressly provided in Section 17 below, application of insurance or condemnation proceeds, proceeds from surety bonds or similar obligations relating to the Facility or from damage claims arising from any contract relating to the Facility, and decisions to sue, compromise, settle or release claims arising from or related to any of the foregoing shall be made by the Agent pursuant to the terms of the Collateral Documents. Notwithstanding the express provisions of any surety bond, insurance policy or other similar obligation wherein or whereby Syracuse may be named as a co-obligee or additional insured, Syracuse shall have no interest or other right in respect of any of the foregoing matters until all Senior Debt shall be paid in full, except with respect to its rights as to the application of any proceeds thereof as provided in Section 17. Syracuse shall execute all such releases, waivers and other instruments as the Agent may reasonably request to further evidence or implement the intent or carry out the purposes of this Section 11.

       12. In the event that any conflict shall exist between the terms of this Consent and Agreement and the terms of any Syracuse Document, the terms of this Consent and Agreement shall prevail. Except as otherwise expressly provided herein and in that certain Subordination Agreement dated as of the date hereof among Syracuse, Agent and Borrower, (i) this Consent and Agreement shall not limit or restrict the availability to or exercise by Syracuse of any of its rights and remedies under the Syracuse Documents and (ii) nothing in the Financing Documents shall be construed to amend, modify, alter, waive, restrict or limit any of the terms, conditions or provisions of any of the Syracuse Documents or increase the obligations or diminish the rights of Syracuse under the Syracuse Documents.

       13. Syracuse shall not be released from its obligations under the Syracuse Documents pursuant to any assignment or transfer (including by reason of a merger, consolidation, sale of substantially all of its assets or otherwise) unless the Agent shall have previously consented in writing to such release.

       14. (a) Anything in this Consent and Agreement, the Financing Documents, the Collateral Documents and the other Financing Documents to the contrary notwithstanding, and so long as Syracuse shall not be in default under any of its obligations established by this Consent and Agreement or by the Syracuse Documents which is susceptible of cure by Syracuse, or if in default, so long as it is proceeding diligently to cure such default, the Agent and the Secured Parties shall not exercise any of the rights or remedies available to them under any

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of such documents or otherwise, in such manner so as to cause the removal from the Premises of all of the Facility or any portion of the Facility material to its operation; provided, however, that this provision shall not be construed to impose upon the Agent or the Secured Parties any affirmative obligation to preserve, protect or maintain the Facility; provided, further, that prior to the Commercial Operation Date (as defined in the Steam Contract), if (i) following an Event of Default (as defined in the Financing Agreement) with respect to which the Secured Parties (or their agent, assignee or designee) accelerate the Borrower's obligations under the Financing Agreement, the Secured Parties (or their agent, assignee or designee) determine not to acquire the Facility by way of foreclosure of their lien or otherwise under the Financing Documents and the Collateral Documents or (ii) the Secured Parties (or their agent, assignee or designee) determine to remove any or all of the Facility from the Premises (Syracuse hereby agreeing that the Secured Parties, their agent, assignee or designee shall have such right to remove the Facility), then the Agent shall give Syracuse forty-five (45) days prior written notice of their intent to do so and offer Syracuse the opportunity to purchase the Facility or any portion thereof or any of the Collateral (but excluding accounts and general intangibles (other than contract rights, permits and the rights of a like nature), instruments and money as defined in the UCC) (the "Purchased Assets"), in cash, "as is," "where is," for the lesser of the Purchased Assets' fair market value or original purchase price (the "Purchase Price"); provided, however, that the purchase price for that certain Restated Gas Sales and Purchase Agreement (the "Gas Sales Agreement") dated March 18, 1991 between Borrower and Noranda, Inc. ("Noranda") shall be the greater of its fair market value, the price Noranda is required to pay Borrower pursuant to the terms of the Gas Sales Agreement or Eighty-Eight Million Dollars ($88,000,000). Agent's offer shall specify the fair market value and original purchase price of the Purchased Assets, and, subject to the last paragraph of this Section 14(a), Syracuse shall have thirty (30) days to notify the Agent in writing of whether it accepts the Secured Parties' offer. If Syracuse accepts the Secured Parties' offer, the parties will consummate the purchase and sale of the Purchased Assets within sixty (60) days by the Bank's delivery to Syracuse of a bill of sale covering the Purchased Assets and Syracuse's delivery of the Purchase Price to the Agent. For purposes of this section, "fair market value" shall be determined by taking into account any liens, charges and encumbrances on the Purchased Assets other than those liens, charges and encumbrances of the Secured Parties or Syracuse.

     If Syracuse objects to the Agent's determination of fair market value, then within ten (10) days of Agent's receipt of written notice thereof, a professional consultant experienced in operation of cogeneration facilities and valuation of natural gas supply and transportation agreements (the "consultant") shall be selected by Agent and Syracuse. If Agent and Syracuse are unable to agree upon a

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mutually acceptable consultant, Agent and Syracuse within five (5) days after expiration of the ten (10) day period, shall each select a consultant and the two consultants, within ten (10) days of their selection, shall select a third consultant who shall be the consultant.

     Upon the first available opportunity, the consultant shall have access to the Purchased Assets for the purpose of determining (the "determination") the fair market value of the Purchased Assets. Agent and Syracuse shall cooperate with the consultant and shall provide him with such records and information relating to the Purchased Assets that are within their possession or available to them. The consultant shall make his determination as soon as reasonably practical, but no later than thirty (30) days after his selection. The consultant's determination shall be binding upon the Secured Parties and Syracuse. The fees and expenses of each consultant in each determination made pursuant to this Section shall be borne as follows:

            (i) the fees and expenses of the consultant, if any, mutually acceptable to the Secured Parties and Syracuse shall be borne equally by the Secured Parties and Syracuse;

            (ii) if the Secured Parties and Syracuse are unable to agree upon a mutually acceptable consultant, each party shall pay the fees and expenses of the consultant it selects and the fees and expenses of the third consultant shall be borne equally by the Secured Parties and Syracuse.

     Syracuse shall have thirty (30) days following its receipt of the Secured Parties' consultant's determination to notify the Agent in writing of whether it accepts the offer (fair market value under such circumstances being the fair market value as determined by the consultant pursuant to the preceding paragraph). If Syracuse accepts the Secured Parties' offer, the parties will consummate the purchase and sale of the Purchased Assets within sixty (60) days by the Secured Parties' delivery to Syracuse of a bill of sale covering the Purchased Assets and Syracuse's delivery of the Purchase Price (fair market value under such circumstances being the fair market value as determined by the consultant pursuant to the preceding paragraph) to the Agent.

       (b) From the date hereof, (i) if an Event of Default occurs and is continuing under the Financing Documents or a breach or default occurs and is continuing under any of the Syracuse Documents and upon written notice from Syracuse to Agent or Agent to Syracuse or (ii) if the Secured Parties shall have determined to sell or otherwise dispose of all or any part of the Collateral (except (i) in the ordinary course of business of the operation of the Facility as contemplated by the Operative Documents (as defined in the Financing

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Agreement) (so long as such sale or disposition does not involve assets valued in excess of $50,000 in any instance, or increase the value of all assets transferred within a one year period to greater than $200,000) and (ii) obsolete, worn out or replaced property not useful in the business of the Facility) and, prior to such sale or other disposition, the Secured Parties have not theretofore undertaken or offered to undertake negotiations with Syracuse in the nature of those set forth below with respect to the particular Collateral to be disposed of or sold, then the Agent shall give notice to Syracuse and, in each such event, the Agent on behalf of the Secured Parties and Syracuse shall undertake in good faith, exclusive negotiations for a period of forty-five (45) days after such written notice (the "Negotiation Period") whereby Syracuse may offer to purchase and Agent may agree to sell at a price and on terms and conditions mutually acceptable to Syracuse and the Secured Parties, any or all of the Gas Contracts and the other Collateral (but excluding accounts and general intangibles (other than contract rights, permits and rights of a like nature), instruments and money as defined in the UCC). Nothing in this Section 14(b) shall be construed to permit the Agent or the Secured Parties to remove or to cause the removal from the Premises of all of the Facility or any portion of the Facility material to its operation.

     In the event that the Secured Parties agree to sell and Syracuse agrees to purchase any or all of the Secured Parties' interests under the Gas Contracts or other Collateral (but excluding accounts and general intangibles (other than contract rights, permits and rights of a like nature), instruments and money as defined in the UCC) Syracuse shall: (i) purchase the Gas Contracts or such other Collateral, as the case may be, "as is", "where is" and pay to Agent the aggregate purchase price for the Gas Contracts or such other Collateral, as the case may be, in cash, (ii) enter into any and all reasonable documentation required to transfer the Gas Contracts or such other Collateral, as the case may be. Any and all negotiation(s) between Agent and Syracuse shall terminate on the day after the last day of the Negotiation Period; provided however, that the Negotiation Period may be extended by the mutual written consent of the Agent and Syracuse. For purposes of this Section 14(b) the term "Gas Contracts" shall mean the Noranda Agreements and the Tenneco Agreements (as defined in the Financing Agreement).

     If the Secured Parties sell any or all of the Secured Parties' interests in the Gas Contracts or such other Collateral to a party other than Syracuse, then, promptly following the consummation of such sale, the Agent shall notify Syracuse in writing of, and only of (i) the occurrence of such sale, (ii) the Disposition Price (as hereinafter defined), and (iii) the party to whom the Secured Parties sold the Gas Contracts and/or such other Collateral; provided, however, that, in connection with such disclosure, Syracuse agrees to execute such

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confidentiality agreements as the purchaser of the Gas Contracts and/or such other Collateral, the Agent and/or the Secured Parties may reasonably request.

       (c) Syracuse hereby covenants and agrees that any lien, charge or encumbrance that Syracuse has on or with respect to the Gas Contracts pursuant to the Syracuse Documents or the University Security Documents (as defined in The Financing Agreement) (the "Lien") shall be limited to an amount equal to any then due but unpaid user charges plus interest and any accrued user charges pursuant to Article 5 of the Operating Agreement plus any Excess Steam Payments plus interest then due and unpaid under Article 3 of the Steam Sale Agreement. Syracuse further covenants and agrees to release and discharge the Lien if the Disposition Price the Secured Parties can obtain for the Gas Contracts is less than or equal to all amounts then due and owing to the Secured Parties under the Financing Agreements. For purposes of this Section 14(c) "Disposition Price" shall mean an amount equal to the net proceeds realized by the Secured Parties from any sale or other transfer (by foreclosure or otherwise) of any or all of the Gas Contracts.

       (d) Syracuse shall have the right upon reasonable advance notice to inspect the books and records of the Agent and Borrower as they relate to the Purchased Assets.

       (e) Nothing in this Section 14 shall be construed to restrict the rights of the Agent or the Secured Parties to terminate the Gas Sales Agreement pursuant to Section 12.1 thereof on account of Seller's (as defined in the Gas Sales Agreement) default thereunder.

       15. Syracuse hereby represents and warrants that (i) it is an educational corporation duly organized, validly existing and in good standing under the laws of New York, (ii) each of the Syracuse Documents is in full force and effect on the date hereof and constitutes a valid and binding obligation of Syracuse, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, (iii) no consent, license, approval or authorization of, or filing, registration or declaration with, or exemption by, any governmental body, bureau or agency or any other person is required in connection with the execution, delivery and performance by Syracuse of any Syracuse Documents or this Consent and Agreement other than those which have been duly obtained and are in full force and effect, (iv) the representations and warranties of Syracuse contained in each Syracuse Document are true and correct on the date hereof with the same effect as if made on and as of the date hereof, (v) no event of default, or event with which notice or lapse of time would become an event of default, exists and is continuing under any Syracuse Document and (vi) Syracuse has duly complied with all agreements and conditions contained in the Syracuse Documents required to be performed or complied with by it prior to the date hereof.

       16. This Consent and Agreement is for the benefit of Syracuse, the Agent and the Secured Parties and no other party shall derive any rights by the execution of this Consent and Agreement; provided, however, that Syracuse agrees that the provisions of Section 3 of this Consent and Agreement shall also be for the benefit of the Issuer and the Borrower.

       17. (a) In the event of any damage to or destruction of the Facility, the Agent and the Secured Parties will consider in good faith the application of the use of proceeds of any insurance policy for the reconstruction of the Facility and will in any event permit the application of such proceeds for rebuilding or reconstruction if and for so long as (i) there exists no default or event of default (as defined under the Financing Agreement, the Collateral Documents or the Financing Documents) which permits or with the giving of notice or the passage of time or both would permit the holders of any indebtedness of the Borrower to the Agent or any Secured Party under the Financing Agreement, the Collateral Documents and the other Financing Documents, to accelerate the maturity of such indebtedness, (ii) the aggregate of such proceeds and all other funds available for such rebuilding or reconstruction are sufficient to complete such rebuilding or reconstruction within a reasonable time, and (iii) either (x) the conduct of such rebuilding or reconstruction or the operation of the Facility after completion of such rebuilding or reconstruction are not likely in the reasonable judgment of the Agent to give rise to such a default or event of default or (y) the amount of insurance proceeds required to effect such rebuilding or reconstruction does not exceed the greater of (i) 35% of the replacement value of the Facility or (ii) the replacement cost of one of the gas turbines comprised in the Facility.

       (b) In the event of any taking of the Premises or the Facility by Condemnation Proceedings, Syracuse, Borrower and Agent shall cooperate in the prosecution of the Condemnation Proceedings and the condemnation proceeds shall be made available to, and shall be applied by, Syracuse, Borrower and Agent, as the case may be, in the manner provided in Article 21 of the Lease Agreement.

       18. This Consent and Agreement shall be binding upon, and shall inure to the benefit of, Syracuse, the Agent and the Secured Parties and their respective successors and assigns.

       19. (a) If the Secured Parties succeed to Borrower's interests in the Lease or any of the Syracuse Documents pursuant to the Collateral Documents or if the Secured Parties shall acquire a new Lease pursuant to this Agreement the Secured Parties and their designee shall not be required to cure any defaults by Borrower under the first and last sentences of Section 23.06 or Section 27.01(f) of the Lease.

       (b)  Syracuse acknowledges that the provisions of Sections 27.05 and
27.06 of the Lease are subject to the limitation set forth in Section 3.03 of the Steam Contract that Syracuse shall have no right to terminate any of the Syracuse Documents except as expressly provided in such Syracuse Documents.

       (c) Syracuse acknowledges and agrees and covenants that notwithstanding the union of the fee simple title and the leasehold estate created under the Lease or the merger of any other Syracuse Document in Syracuse, the Borrower, the Secured Parties, or any other person or entity, either by purchase, foreclosure or otherwise, it is the declared intention of the parties hereto that the separation of the fee simple estate and the leasehold estate in the Lease and the separation of the parties' interests in the other Syracuse Documents shall be maintained and a merger shall not take place without the prior written consent of the Secured Parties; provided, however, that nothing in this paragraph shall limit or restrict in any manner the right of Syracuse to terminate any of the Syracuse Documents in accordance with their terms and the terms hereof.

          This Consent and Agreement is dated as of December 6th, 1999.

                                 SYRACUSE UNIVERSITY
                               ---------------------------------------

                                 By: /s/ Louis G. Marcoccia
                                    ___________________________
                                    Name: Louis G. Marcoccia
                                    Title: Senior Vice President for Business
                                           Finance and Administrative Services


                                 PROJECT ORANGE ASSOCIATES, L.P.

                                 By:   G.A.S. Orange Associates, LLC
                                       general partner
                               ---------------------------------------


                                 By: /s/ Douglas Corbett
                                    ____________________________
                                    Name: Douglas Corbett
                                    Title: Vice President


                                 U.S BANK TRUST NATIONAL
                                     ASSOCIATION
                                 as Collateral Agent
                               ---------------------------------------


                                 By: /s/ Ward A. Spooner
                                    ____________________________
                                    Name: Ward A. Spooner
                                    Title: Vice President

STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )


On the 2nd day of December in the year 1999 before me, the undersigned, a notary public in and for said state, personally appeared Louis G. Marcoccia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                        /s/ Joseph Zagraniczny
                                                        ______________________
                                                        Notarial Officer
(Seal, if any)


____________________
Title (and rank)


My commission expires: 12/31/2001

                                                              POA Acknowledgment


STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )


On the 3rd day of December in the year 1999 before me, the undersigned, a notary public in and for said state, personally appeared Douglas Corbett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                     /s/ Bernadette M. Sullivan
                                                     __________________________
                                                     Notarial Officer
(Seal, if any)


____________________
Title (and rank)


My commission expires: 6/30/00

                                                 Collateral Agent Acknowledgment


STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )


On the 3rd day of December in the year 1999 before me, the undersigned, a notary public in and for said state, personally appeared Ward A. Spooner, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                   /s/ Bernadette M. Sullivan
                                                   _________________________
                                                   Notarial Officer
(Seal, if any)


____________________
Title (and rank)


My commission expires: 6/30/00

                                   EXHIBIT A

                          DESCRIPTION OF THE PREMISES

                                   [attached]